Leases - Finance Leases (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Finance lease liabilities, including current portion (see Note 10 - Borrowings)	$ 329,860	$ 325,784
Finance leases [Member]
2026	65,634
2027	33,296
2028	33,172
2029	49,248
2030	28,894
2031 and thereafter	254,738
Total	464,982
Finance lease liabilities, including current portion (see Note 10 - Borrowings)	329,860
Discount based on incremental borrowing rate	$ 135,122